UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2022

Troika Media Group, Inc.
(Exact name of registrant as speciﬁed in its charter)

Nevada	001-40329	83-0401552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identiﬁcation No.)

1715 N. Gower Street, Los Angeles, CA	90028
(Address of principal executive oﬃces)	(Zip Code)

Registrant’s telephone number, including area code 323-965-1650

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares $0.01 par value	TRKA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On March 10, 2022, the Company entered into a firm commitment letter with a multimillion dollar institutional investor to provide up to a $75 million First Lien Term Loan (the “Credit Facility”) for the previously announced acquisition of Converge Direct, LLC and its affiliates, a leading digital and offline performance media and marketing company, as well as for working capital and general corporate purposes. Cantor Fitzgerald & Co. will serve as sole debt placement agent in connection with the transaction. Closing of the Credit Facility is conditioned upon an equity offering being completed. The Credit Facility provides for: (i) a Term Loan in the amount of $75 million; (ii) an interest rate of LIBOR, a Reference Rate, or a replacement rate with a floor of 1.0%; (iii) a four-year maturity, amortized 5.0% per year, payable quarterly; (iv) a 1.0% commitment fee and an upfront fee of 2.0% of the Credit Facility paid at closing, plus an administrative agency fee of $250,000 per year; (v) a first priority perfected lien on all property and assets including all outstanding equity of the Company’s subsidiaries; (vi) 1.5% fully-diluted penny warrant coverage in the combined entity; (vii) mandatory prepayment for 50% of excess cash flow and 100% of proceeds from various transactions; (viii) customary affirmative, negative and financial covenants; (ix) delivery of audited financial statements of Converge; and (x) customary closing conditions.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

A copy of the Troika press release dated March 10, 2022 titled “Troika Media Group Signs a Firm Commitment Letter for a $75 Million Senior Secured Credit Facility with a Multibillion Dollar Institutional Investor to Fund the Acquisition of Converge Direct LLC” is being furnished as Exhibit 99.1 with this Current Report on Form 8-K.

(d)	Exhibits

99.1

Press Release dated March 10, 2022 titled “Troika Media Group Signs a Firm Commitment Letter for a $75 Million Senior Secured Credit Facility with a Multibillion Dollar Institutional Investor to Fund the Acquisition of Converge Direct LLC.”

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Troika Media Group, Inc.
(Registrant)

Date: March 16, 2022	By:	/s/ Robert Machinist
(Signature)
Robert Machinist, Chief Executive Officer

3